Jack Wagenti

May 29, 2009

Board of Directors

American International Ventures, Inc.

16281 Wild Plum Circle

Morrison, CO 80465

Gentleman:

I, Jack Wagenti, hereby tender my resignation as a director of American International Ventures, Inc., such resignation to be effective May 29, 2009.

Sincerely,

/s/ Jack Wagenti

Jack Wagenti

JW/jmz

6004 Tealside Court, Lithia, Florida 33547 * 813-944-2989